Debt including Capital Lease Obligations (Notes)	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Debt including Capital Lease Obligations
Debt including Capital Lease Obligations
The carrying values of the company's debt and capital lease obligations represent amortized cost and are summarized below with estimated fair values:

	December 31, 2013		December 31, 2012
	Carrying	Estimated	Carrying	Estimated
(In thousands)	Value	Fair Value[1]	Value	Fair Value[1]
7.875% Senior Secured Notes due 2021	$422,174	$459,000	$—	$—
7½% Senior Notes due 2014	—	—	106,438	106,000
4.25% Convertible Senior Notes due 2016	164,050	194,000	153,082	174,000
ABL Term Loan	6,375	6,000	—	—
Credit Facility Revolver	—	—	40,000	38,000
Credit Facility Term Loan	—	—	305,250	296,000
Capital lease obligations[2]	39,025	39,000	755	700
Less current portion	(2,271)		(65,008)
Total long-term debt and capital lease obligations	$629,353		$540,517

[1]
The fair value of the senior notes is based on observable inputs, which include quoted prices for similar assets or liabilities in an active market and market-corroborated inputs (Level 2). All other debt may be traded on the secondary loan market, and the fair value is based on either the last available trading price, if recent, or trading prices of comparable debt (Level 3). See also Note 12 for discussion of fair value.

[2]	Capital lease obligations at December 31, 2013 include the borrowings for the salad production and warehousing facility in the Midwest. See further description of the build-to-suit lease below.
Debt maturities are as follows:

(In thousands)	Long-Term Debt	Capital Lease Obligations	Total
2014	$1,500	$771	$2,271
2015	1,500	971	2,471
2016	201,500	830	202,330
2017	1,500	882	2,382
2018	375	915	1,290
Later years	425,000	34,656	459,656

Total cash payments for interest were $47 million, $36 million and $51 million in 2013, 2012 and 2011, respectively.
RETIRING OF CREDIT FACILITY AND 7.5% SENIOR NOTES
In February 2013, the company received $457 million of net proceeds from issuance of the 7.875% Notes and the initial borrowings of the ABL Facility (defined below). The proceeds were used to retire the preceding senior secured credit facility ("Credit Facility") on February 5, 2013 and to deposit in escrow funds sufficient to retire the 7.5% Senior Notes due 2014 ("7.5% Senior Notes") at par plus accrued interest through the March 7, 2013 settlement date. Related expenses of $6 million were included in "Loss on debt extinguishment" on the Consolidated Statements of Income and the Consolidated Statements of Cash Flow. The loss included the write-off of deferred financing fees relating to the Credit Facility and the 7.5% Senior Notes, which were $5 million and $1 million, respectively.
7.875% SENIOR SECURED NOTES
In February 2013, CBII and its main operating subsidiary, Chiquita Brands L.L.C. ("CBL"), completed the offering of $425 million of 7.875% senior secured notes due February 1, 2021 ("7.875% Notes"). The notes were issued at 99.274% of par, resulting in a recorded discount that will be amortized over the life of the 7.875% Notes to reflect the effective interest rate of 8.0%. The 7.875% Notes were registered with the United States Securities and Exchange Commission through an exchange offer on January 6, 2014, which was completed on February 4, 2014.
The 7.875% Notes are guaranteed on a senior secured basis by all of CBII's and CBL's existing direct and indirect domestic subsidiaries, other than de minimis subsidiaries, and by certain future direct and indirect domestic subsidiaries. The 7.875% Notes and the guarantees are secured, subject to certain exceptions and permitted liens, on a first-priority basis by liens on CBII's, CBL's and the guarantors' existing and after acquired material domestic real estate, certain intellectual property and 100% of the stock of substantially all of CBII's and CBL's domestic subsidiaries and up to 65% of the stock of certain foreign subsidiaries, with the lien on subsidiary stock limited to less than 20% of the principal amount of the 7.875% Notes. The 7.875% Notes and the guarantees are secured, on a second-priority basis, by liens on the assets that secure CBII's and CBL's obligations under the ABL Facility described below on a first-priority basis, including present and future receivables, inventory, equipment and substantially all of CBII's, CBL's and the guarantors' other domestic assets that do not secure the 7.875% Notes on a first-priority basis.
The 7.875% Notes bear interest of 7.875% per year (payable semi-annually in arrears on February 1 and August 1 of each year). On or before February 1, 2016, CBII and CBL may redeem on one or more occasions up to 35% of the aggregate principal amounts with cash proceeds from certain equity sales at a redemption price of 107.875% of the principal amount plus accrued interest, provided that at least 65% of the original aggregate principal amount of the 7.875% Notes remains outstanding after each such redemption. Also, on or before February 5, 2016, CBII and CBL may redeem a portion of the 7.875% Notes at a redemption price of 103% of the principal amount plus accrued interest, provided that no more than $42.5 million aggregate principal amount may be redeemed each year. On January 31, 2014, the company redeemed $10 million of the 7.875% Notes at 103% of the principal amount (plus interest to the redemption date), incurring less than $1 million of expense in 2014 for call premiums and deferred financing fee write-offs. CBII and CBL may also redeem the 7.875% Notes as follows:

If redeemed during the 12-month period commencing February 1,	Redemption Price
2016	105.906%
2017	103.938%
2018	101.969%
2019 and thereafter	100.000%

Upon a change of control of CBII, CBII and CBL will be required to make an offer to purchase the notes at 101% of their principal amount, plus accrued interest.
The 7.875% Notes contain customary covenants that will, among other things and subject to a number of qualifications and exceptions, limit the ability of CBII and its subsidiaries to incur additional indebtedness and issue preferred stock, sell assets, make investments or other restricted payments, pay dividends or make distributions in respect of the capital stock of CBII and its subsidiaries, create certain liens, merge or consolidate, issue or sell preferred stock of subsidiaries, place limits on dividends and other payment restrictions affecting certain subsidiaries, enter into transactions with certain stockholders or affiliates and guarantee debt. If the 7.875% Notes are, in the future, rated investment grade by Standard & Poor's Ratings Group and Moody's Investors Services, Inc., certain of these covenants will be suspended and will not apply to the 7.875% Notes, so long as the 7.875% Notes continue to be rated investment grade by both rating agencies.
The 7.875% Notes include customary events of default, including: failure to pay principal or interest when due; acceleration of other debt agreements representing more than $30 million of indebtedness of CBII and CBL and certain subsidiaries; failure to pay non-appealable judgments in excess of $30 million against CBII or CBL and certain subsidiaries; and certain bankruptcy events.
4.25% CONVERTIBLE SENIOR NOTES
The company's $200 million of Convertible Notes:

•
are convertible at an initial conversion rate of 44.5524 shares of common stock per $1,000 in principal amount, equivalent to an initial conversion price of approximately $22.45 per share of common stock. The conversion rate is subject to adjustment based on certain dilutive events, including stock splits, stock dividends and other distributions (including cash dividends) in respect of the common stock. Holders of the Convertible Notes may tender their notes for conversion between May 15 and August 14, 2016, in multiples of $1,000 in principal amount, without limitation. Prior to May 15, 2016, holders of the Convertible Notes may tender the notes for conversion only under certain circumstances, in accordance with their terms.

•
may be settled, upon conversion, in shares, in cash or in any combination thereof at the company's option; the company's current intent and policy is to settle with a cash amount equal to the principal portion together with shares of the company's common stock to the extent that the obligation exceeds such principal portion.

•	are callable for redemption beginning February 19, 2014, under certain circumstances relating to the company's common stock trading price.

•
are accounted for in two components: (i) a debt component included in "Long-term debt, net of current portion" recorded at the issuance date, representing the estimated fair value of a similar debt instrument without the debt-for-equity conversion feature; and (ii) an equity component included in "Capital surplus" representing the issuance date estimated fair value of the conversion feature. This separation results in the debt being carried at a discount, which is accreted to the principal amount of the debt component using the effective interest rate method over the expected life of the Convertible Notes (through the maturity date).

To estimate the fair value of the debt component upon issuance, the company discounted the principal balance to result in an effective interest rate of 12.50%, the rate of similar instruments without the debt-for-equity conversion feature at the issuance date; this effective interest rate remains unchanged through the fourth quarter of 2013. The fair value of the equity component was estimated as the difference between the full principal amount and the estimated fair value of the debt component, net of an allocation of issuance costs and income tax effects. These were Level 3 fair value measurements (described in Note 12) and will be reconsidered in the event that any of the Convertible Notes are converted before their maturity.
The carrying amounts of the debt and equity components of the Convertible Notes are as follows:

	December 31,
(In thousands)	2013	2012
Principal amount of debt component[1]	$200,000	$200,000
Unamortized discount	(35,950)	(46,918)
Net carrying amount of debt component	$164,050	$153,082

Equity component	$84,904	$84,904
Issuance costs and income taxes	(3,210)	(3,210)
Equity component, net of issuance costs and income taxes	$81,694	$81,694

[1]
As of December 31, 2013 and 2012, the Convertible Notes' “if-converted” value did not exceed their principal amount because the company's common stock price was below the conversion price of the Convertible Notes.

The interest expense related to the Convertible Notes was as follows:

	December 31,
(In thousands)	2013	2012	2011
4.25% coupon interest	$8,500	$8,500	$8,500
Amortization of deferred financing fees	469	469	469
Amortization of discount on the debt component	10,968	9,715	8,606
	$19,937	$18,684	$17,575

ASSET-BASED LENDING FACILITY
CBII and CBL also entered into a 5-year secured asset-based lending facility ("ABL Facility") concurrently with the closing of the 7.875% Notes offering on February 5, 2013. The ABL Facility consists of a revolver (the "ABL Revolver") and a $7.5 million term loan (the "ABL Term Loan"). The ABL Facility matures at the earlier of February 5, 2018 or 60 days prior to the maturity of the 4.25% Convertible Senior Notes due August 15, 2016, unless such notes have been satisfactorily refinanced. The ABL Term Loan requires annual repayments of approximately $2 million.
The ABL Facility has a maximum borrowing capacity of $150 million, with the ABL Revolver subject to a borrowing base calculation based on specified percentages of domestic receivables, certain inventory and certain domestic machinery and equipment with the potential for additional advances against foreign receivables.
At December 31, 2013, the borrowing capacity of the ABL was $110 million, including $19 million in the Fixed Asset Sub-Line. At December 31, 2013, the ABL Revolver was primarily used to support $23 million letters of credit, leaving an available balance of $86 million.
Loans under the ABL Facility bear interest at:

•	A rate equal to LIBOR plus a margin of from 1.75% to 2.25%, or Base Rate plus a margin of from 0.25% to 0.75%, determined based on levels of borrowing availability reset each fiscal quarter.

•
In the case of the Fixed Asset Sub-Line, a rate equal to LIBOR plus a margin from 2.25% to 2.75%, or Base Rate plus a margin of from 0.75% to 1.25%, determined based on levels of borrowing availability reset each fiscal quarter; and

•
In the case of the ABL Term Loan, a rate equal to LIBOR plus a margin from 2.75% to 3.25%, or Base Rate plus a margin of from 1.25% to 1.75%, determined based on levels of borrowing availability reset each fiscal quarter.

At December 31, 2013, the weighted average interest rate for the ABL Facility was LIBOR plus 2.75%, or 2.92%.
Obligations under the ABL Facility are secured by a first-priority security interest in present and future domestic receivables, inventory, equipment and substantially all other domestic assets that are not under the first-priority security interest of the 7.875% Notes, all subject to certain exceptions and permitted liens and by a second-priority interest in the existing and after acquired material domestic real estate, certain intellectual property and a pledge of 100% of the stock of substantially all of the CBII, CBL and guarantors' domestic subsidiaries and up to 65% of the stock of certain foreign subsidiaries held by CBII, CBL and the guarantors, and proceeds relating thereto. Under the ABL Facility, CBL and non-de minimis domestic subsidiaries are borrowers. The ABL Facility is guaranteed on a full and unconditional basis by CBII and limited domestic subsidiaries of CBII, with the potential for additional guarantees from foreign subsidiaries of CBII. In addition, certain foreign subsidiaries of CBII may become borrowers under the ABL Facility, and certain foreign subsidiaries may guarantee those foreign borrowings.
The ABL Facility contains a fixed charge coverage ratio covenant that only becomes applicable when excess availability (as defined under such facility) is less than $20 million. The ABL Facility also contains a covenant requiring CBII and its subsidiaries to maintain substantially all its cash in accounts that are subject to the control of the collateral agent under the ABL Facility which only becomes applicable when (a) an event of default under the facility occurs and is continuing or (b) excess availability (as defined under such facility) is less than 12.5% of the maximum stated revolver amount thereunder.
The ABL facility also contains other customary affirmative and negative covenants, including limitations on CBII and its subsidiaries' ability to incur indebtedness, create or permit the existence of liens over their assets, engage in certain mergers, asset sales and liquidations, prepay certain indebtedness, pay dividends and other "restricted payments," and engage in transactions with their affiliates, in each case subject to customary exceptions.
At December 31, 2013, the company was in compliance with the ABL and its other debt agreements and expects to remain in compliance for at least the next twelve months.
CREDIT FACILITY
The Credit Facility, which was retired in February 2013 as discussed above, consisted of a $330 million senior secured term loan (the "Credit Facility Term Loan") and a $150 million senior secured revolving credit facility (the "Credit Facility Revolver"), both maturing July 26, 2016 (May 1, 2014, if the company did not repay, refinance or otherwise extend the maturity of the 7.5% Senior Notes by such date). The interest rate for both the Credit Facility Term Loan and Credit Facility Revolver was 5.00% at December 31, 2012. The Credit Facility Term Loan required quarterly principal repayments of $4 million through June 30, 2013 and quarterly principal repayments of $8 million beginning September 30, 2013 through March 31, 2016, with any remaining principal balance due at June 30, 2016, subject to the early maturity clause described above. At December 31, 2012, there were $40 million of borrowings under the Credit Facility Revolver, in addition to $22 million used to support letters of credit, leaving an available balance of $88 million.
BUILD-TO-SUIT LEASE FOR MIDWEST SALAD PLANT CONSOLIDATION
In June 2012, the company entered into a 20-year lease agreement for a salad production and warehousing facility in the Midwest that will replace three existing facilities in the region. The lease agreement contains two 5-year extension periods. Though the construction costs were financed by the lessor, because of the specialized nature of the facility the company acted as the construction agent and was responsible for all construction activity during the construction period. This resulted in the company owning the facility for accounting purposes. Construction was substantially completed at December 31, 2013, however, the initial interest rate will not be set until finalization of all construction costs, after which the payments will increase annually based on the Consumer Price Index ("CPI"). As of December 31, 2013, an interest rate of 9.00% was used to estimate the capital lease liability and future minimum payments.
Estimated future minimum lease payments required under capital lease obligations, primarily related to the Midwest salad production and warehousing facility described above, at December 31, 2013 are as follows, assuming no CPI increases:

(In thousands)
2014	$4,290
2015	4,427
2016	4,227
2017	4,195
2018	4,145
Later years	65,168
Total minimum payments	86,452
Less: interest	47,427
Capital lease obligation	39,025
Less: current portion	771
Capital lease obligation, net of current portion	$38,254